SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT No. 1 To CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2007

CYBER DIGITAL, INC.

(Exact name of registrant as specified in its charter)

New York	0-13992	11-2644640
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or organization)	Number)	Identification No.)

400 Oser Avenue, Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number: (631) 231-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

On June 22, 2007, the Company filed a Current Report on Form 8-K (the "Report") to report that the Company completed its acquisition with effectiveness as of June 1, 2007, through its wholly-owned subsidiary, CYBD Acquisition, Inc., of 100% of the issued and outstanding shares of the common stock of New Rochelle Telephone Corp., a New York corporation, from eLEC Communications Corp. ("Seller"), and its acquisition, through its wholly-owned subsidiary, CYBD Acquisition II, Inc., of 100% of the issued and outstanding shares of the common stock of Telecarrier Services, Inc., a Delaware corporation, from Seller (collectively, the "Acquisitions"). The Company is filing this Amendment No. 1 to the Report to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K.

  Financial statements of business acquired: The financial statements of New Rochelle Telephone Corp.(NRT) and Telecarrier Services, Inc.(TSI) required by this item are attached as Exhibit 99.2 and incorporated herein by this reference.
  Pro forma financial information: The pro forma financial information required by this item for the transaction described in the Report is attached as Exhibit 99.3 and incorporated herein by this reference.

(d) Exhibits furnished:

99.2 Financial statements of NRT and TSI.

99.3 Pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 5, 2007	CYBER DIGITAL, INC

By: /s/ J.C. Chatpar Name: J.C. Chatpar Title: President, Chief Executive Officer and Chief Financial Officer